EXHIBIT 99.1
CONSENT OF INDEPENDENT VALUATION EXPERT

We hereby consent to the reference to our name and the description of our role in the valuation process of any properties owned by Sila Realty Trust, Inc. and its subsidiaries (collectively, the “Company”) referred to in the Current Report on Form 8-K filed on August 26, 2022 and incorporated by reference in the Company’s Registration Statement on Form S-3 (SEC File No. 333-235469).

In giving such consent, we do not thereby admit we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended.

August 26, 2022	/s/ James M. Farrer
James M. Farrer
Senior Managing Director
Cushman & Wakefield of Pennsylvania, LLC.